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                                                                    EXHIBIT 10.3

                                ZIXIT CORPORATION
                          1995 LONG-TERM INCENTIVE PLAN
                 (AMENDED AND RESTATED AS OF SEPTEMBER 20, 2000)


Section 1. PURPOSE

         The purpose of the ZixIt Corporation 1995 Long-Term Incentive Plan (hereinafter called the "Plan") is to advance the interests of ZixIt Corporation (hereinafter called the "Company") by strengthening the ability of the Company to attract, on its behalf and on behalf of its Subsidiaries (as hereinafter defined), and retain personnel of high caliber through encouraging a sense of proprietorship by means of stock ownership.

Section 2. DEFINITIONS

"Board of Directors" shall mean the Board of Directors of the Company.

"Code" shall mean the Internal Revenue Code of 1986, as amended from time-to-time.

"Committee" shall mean a committee of the Board of Directors comprised of at least two directors or the entire Board of Directors, as the case may be. Members of the Committee shall be selected by the Board of Directors. To the extent necessary to comply with the requirements of Rule 16b-3, the Committee shall consist of two or more Non-employee Directors. Also, if the requirements of Section 162(m) of the Code are intended to be met, the Committee shall consist of two or more "outside directors" within the meaning of Section 162(m) of the Code.

"Common Stock" shall mean the Common Stock of the Company, par value $.01 per share.

"Date of Grant" shall mean the date on which an Option is granted pursuant to this Plan.

"Designated Beneficiary" shall mean the beneficiary designated by the Participant, in a manner determined by the Committee, to receive amounts due the Participant in the event of the Participant's death. In the absence of an effective designation by the Participant, Designated Beneficiary shall mean the Participant's estate.

"Effective Date" shall mean the first business day following the date of the 1995 annual meeting of the shareholders of the Company.

"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

"Fair Market Value" shall mean the closing sale price (or average of the quoted closing bid and asked prices if there is no closing sale price reported) of the Common Stock on the date specified as reported by the Nasdaq National Market, or by the principal national stock exchange on which the Common Stock is then listed. If there is no reported price information for such date, the Fair Market Value will be determined by the reported price information for Common Stock on the day nearest preceding such date.

"Incentive Stock Option" shall mean a stock option granted under Section 6 that is intended to meet the requirements of Section 422 of the Code (or any successor provision).



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"Non-employee Director" shall have the meaning given such term in Rule 16b-3.

"Nonqualified Stock Option" shall mean a stock option granted under Section 6 that is not intended to be an Incentive Stock Option.

"Option" shall mean an Incentive Stock Option or a Nonqualified Stock Option.

"Optionee" shall mean the person to whom an option is granted under the Plan or who has obtained the right to exercise an option in accordance with the provisions of the Plan.

"Plan Adoption Date" means the later of the date on which the Plan is adopted by the Board of Directors of the Company and by the shareholders of the Company in accordance with Rule 16b-3.

"Rule 16b-3" shall mean Rule 16b-3 of the rules and regulations under the Exchange Act as it may be amended from time-to-time and any successor provision to Rule 16b-3 under the Exchange Act.

"Subsidiary" shall mean any now existing or hereafter organized or acquired corporation or other entity of which more than fifty percent (50%) of the issued and outstanding voting stock or other economic interest is owned or controlled directly or indirectly by the Company or through one or more Subsidiaries of the Company.

Section 3. ADMINISTRATION

The Plan shall be administered by the Committee. The Committee shall have sole and complete authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time-to-time deem advisable, and to construe, interpret, and administer the terms and provisions of the Plan and the agreements thereunder. The determinations and interpretations made by the Committee are final and conclusive.

Section 4. ELIGIBILITY

All employees and non-employee consultants and advisors, in each case, who, in the opinion of the Committee, in each case, have the capacity for contributing in a substantial measure to the successful performance of the Company are eligible to receive Options under the Plan.

Section 5. MAXIMUM AMOUNT AVAILABLE FOR OPTIONS

         (a) The maximum number of shares of Common Stock in respect of which Options may be made under the Plan shall be a total of 1,825,000 shares of Common Stock. Of that amount, no participant may be granted Options for more than 400,000 shares of Common Stock in the aggregate during the term of the Plan. Options that expire, lapse, or are cancelled or forfeited nonetheless continue to count against the 400,000 share limit. Shares of Common Stock may be made available from the authorized but unissued shares of the Company or from shares reacquired by the Company, including shares purchased in the open market. In the event that an Option is terminated unexercised as to any shares of Common Stock covered thereby such shares shall thereafter be again available for award pursuant to the Plan.

         (b) In the event that the Committee shall determine that any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below fair market value, or other similar



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corporate event affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under the Plan, then the Committee shall adjust appropriately any or all of (1) the number and kind of shares which thereafter may be optioned under the Plan and (2) the grant, exercise or conversion price and/or number of shares with respect to the Options and/or, if deemed appropriate, make provision for cash payment to a Participant; provided, however, that the number of shares subject to any Option shall always be a whole number.

Section 6. STOCK OPTIONS

         (a) Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Options shall be granted, the number of shares to be covered by each Option, the option price therefor and the conditions and limitations applicable to the exercise of the Option.

         (b) The Committee shall have the authority to grant Incentive Stock Options, or to grant Nonqualified Stock Options, or to grant both types of options. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with the Code and relevant regulations. Incentive Stock Options to purchase Common Stock may be granted to such employees of the Company or its Subsidiaries (including any director who is also an employee of the Company or one of its Subsidiaries) as shall be determined by the Committee. Nonqualified Stock Options to purchase Common Stock may be granted to such eligible participants as shall be determined by the Committee. Neither the Company nor any of its Subsidiaries or any of their respective directors, officers or employees, shall be liable to any Optionee or other person if it is determined for any reason by the Internal Revenue Service or any court having jurisdiction that any Incentive Stock Option granted hereunder does not qualify for tax treatment as an Incentive Stock Option under the then applicable provisions of the Code.

         (c) The Committee shall, in its discretion, establish the exercise price at the time each Option is granted, which in the case of Nonqualified Stock Options shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant, or in the case of grants of Incentive Stock Options, shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant or such greater amount as may be prescribed by the Code.

         (d) Exercise

                  (1) Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable grant or thereafter; provided, however, that in no event may any Option granted hereunder be exercisable after the expiration of ten years from the date of grant. The Committee may impose such conditions with respect to the exercise of Options, including without limitation, any relating to the application of federal or state securities laws, as it may deem necessary or advisable.

                  (2) No shares shall be delivered pursuant to any exercise of an Option until payment in full of the option price therefore is received by the Company. Such payment may be made in cash, or its equivalent, or, if and to the extent permitted by the Committee, by exchanging shares of Common Stock owned by the Optionee (which are not the subject of any pledge or other security interest), or by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Common Stock so tendered to the Company, valued as of the date of such tender, is at least equal to such option price.



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                  If the shares to be purchased are covered by an effective
         registration statement under the Securities Act of 1933, as amended, any Option may be exercised by a broker-dealer acting on behalf of an Optionee if (a) the broker-dealer has received from the Optionee instructions signed by the Optionee requesting the Company to deliver the shares of Common Stock subject to such option to the broker-dealer on behalf of the Optionee and specifying the account into which such shares should be deposited, (b) adequate provision has been made with respect to the payment of any withholding taxes due upon such exercise, and (c) the broker-dealer and the Optionee have otherwise complied with
         Section 220.3(e)(4) of Regulation T, 12 CFR Part 220, or any successor provision.

                  (3) The Company, in its sole discretion, may lend money to an Optionee, guarantee a loan to an Optionee or otherwise assist an Optionee to obtain the cash necessary to exercise all or any portion of an Option granted under the Plan.

                  (4) The Company shall not be required to issue any fractional shares upon the exercise of any Options granted under this Plan. No Optionee nor an Optionee's legal representatives, legatees or distributees, as the case may be, will be, or will be deemed to be, a holder of any shares subject to an option unless and until said option has been exercised and the purchase price of the shares in respect of which the option has been exercised has been paid. Unless otherwise provided in the agreement applicable thereto, an Option shall not be exercisable except by the Optionee or by a person who has obtained the Optionee's rights under the Option by will or under the laws of descent and distribution or pursuant to a "qualified domestic relations order" as defined in the Code.

                  (5) Any Common Stock issued to a person subject to the provisions of Section 16(b) of the Exchange Act, as interpreted by the rules, regulations, and interpretations of the Securities and Exchange Commission thereunder, pursuant to the exercise of an Option granted under this Plan and intended to comply with the requirements of Rule 16b-3 shall not be transferred until at least 6 months have elapsed from the later of (i) the date of grant of such Option or (ii) the Plan Adoption Date to the date of disposition of the Common Stock underlying such option.

         (e) No Incentive Stock Options granted pursuant to this Section 6 shall be exercisable (a) more than five years (or such other period of time as from time-to-time provided in the then-applicable provisions of the Code governing Incentive Stock Options) after the Date of Grant with respect to an Optionee who owns 10-Percent or more of the outstanding Common Stock (within the meaning of the Code), and (b) more than ten years after the Date of Grant with respect to all other Optionees. No Nonqualified Stock Options shall be exercisable more than ten years after the Date of Grant.

         (f) In no event shall any Option granted to any employee who is classified as "non-exempt" under the Fair Labor Standards Act of 1938 be exercisable less than six months after the date of grant, except in the case of death, disability, retirement, a change in control or other circumstances permitted by regulations under the Worker Economic Opportunity Act ("WEOA"). Grants to such non-exempt employees shall not be based on preestablished performance criteria, except as specifically permitted under the WEOA. Non-exempt employees shall be notified of the terms of their Options in accordance with the WEOA, and exercise of such Options must be voluntary.

Section 7. GENERAL PROVISIONS

         (a) The Company and its Subsidiaries shall have the right to deduct from all amounts paid to a Participant in cash (whether under the Plan or otherwise) any taxes required by law to be withheld in respect



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of Option exercises under the Plan. However, if permitted by the Committee or under the terms of the applicable agreement, the Participant may pay all or any portion of the taxes required to be withheld by the Employer or paid by the Participant with respect to such Common Stock by electing to have the Employer withhold shares of Common Stock, or by delivering previously owned shares of Common Stock, having a Fair Market Value equal to the amount required to be withheld or paid. The Participant must make the foregoing election on or before the date that the amount of tax to be withheld is determined ("Tax Date"). Any such election is irrevocable and subject to disapproval by the Committee. If the Participant is subject to the short-swing profits recapture provisions of
Section 16(b) of the Exchange Act, then the applicable agreement shall not provide the Participant an election, or, if it does, any such election shall be subject to the restrictions imposed by Rule 16b-3.

         (b) Each Option hereunder shall be evidenced in writing, delivered to the Participant, and shall specify the terms and conditions thereof and any rules applicable thereto, including but not limited to the effect on such Option of the death, retirement, disability or other termination of employment of the Participant and the effect thereon, if any, of a change in control of the Company.

         (c) Unless otherwise provided in the agreement applicable thereto, no Option shall be assignable or transferable except by will or under the laws of descent and distribution or pursuant to a "qualified domestic relations order" as defined in the Code, and no right or interest of any Participant shall be subject to any lien, obligation or liability of the Participant.

         (d) No person shall have any claim or right to be granted an Option. Further, the Company and its Subsidiaries expressly reserve the right at any time to dismiss a Participant free from any liability, or any claim under the Plan, except as provided herein or in any agreement entered into with respect to an Option. Neither the Plan nor any Option granted hereunder is intended to confer upon any Participant any rights with respect to continuance of employment or other utilization of his or her services by the Company or by a Subsidiary, nor to interfere in any way with his or her right or that of his or her employer to terminate his or her employment or other services at any time (subject to the terms of any applicable contract). The conditions to apply to the exercise of an Option in the event an Participant ceases to be employed by the Company or a Subsidiary for any reason shall be determined by the Committee, and such conditions shall be specified in the written agreement evidencing the Option.

         (e) Subject to the provisions of the applicable Option, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed under the Plan until he or she has become the holder thereof.

         (f) The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Texas (without giving effect to its conflicts of laws rules) and, to the extent applicable, federal law.

         (g) The Plan was originally effective on April 21, 1995. No Options may be granted under the Plan after April 20, 2005; however, all previous Options issued that have not expired under their original terms or will not then expire at the time the Plan expires will remain outstanding.

         (h) Restrictions on Issuance of Shares

                  (1) The Company shall not be obligated to sell or issue any Shares upon the exercise of any Option granted under the Plan unless:
         (i) the shares pertaining to such Option have been registered under applicable federal and state securities laws or are exempt from such registration;



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         (ii) the prior approval of such sale or issuance has been obtained from any state regulatory body having jurisdiction; and (iii) in the event the Common Stock has been listed on any exchange, the shares pertaining to such Option have been duly listed on such exchange in accordance with the procedure specified therefor. The Company shall be under no obligation to effect or obtain any listing, registration, qualification, consent or approval with respect to shares pertaining to any Option granted under the Plan. If the shares to be issued upon the exercise of any Option granted under the Plan are intended to be issued by the Company in reliance upon the exemptions from the registration requirements of applicable federal and state securities laws, the recipient of the Option, if so requested by the Company, shall furnish to the Company such evidence and representations, including an opinion of counsel, satisfactory to it, as the Company may reasonably request.

                  (2) The Company shall not be liable for damages due to a delay in the delivery or issuance of any stock certificates for any reason whatsoever, including, but not limited to, a delay caused by listing, registration or qualification of the shares of Common Stock pertaining to any Option granted under the Plan upon any securities exchange or under any federal or state law or the effecting or obtaining of any consent or approval of any governmental body.

         (i) The Board of Directors or Committee may impose such other restrictions on the ownership and transfer of shares issued pursuant to this Plan as it deems desirable; any such restrictions shall be set forth in the applicable agreement.

         (j) The Board of Directors may amend, abandon, suspend or terminate the Plan or any portion thereof at any time in such respects as it may deem advisable in its sole discretion, provided that no amendment shall be made without stockholder approval (including an increase in the maximum number of shares of Common Stock in respect of which Options may be made under the Plan) if such stockholder approval is necessary to comply with any tax or regulatory requirement or exchange listing rules, including for these purposes any approval requirement that is a prerequisite for exemptive relief under Section 16(b) of the Act.

         (k) In order to preserve a Participant's rights under an Option in the event of a change in control of the Company, the Committee in its discretion may, at the time an Option is made or any time thereafter, take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise of the Option, (ii) provide for the purchase of the Option upon the Participant's request for an amount of cash or other property that could have been received upon the exercise or realization of the Option had the Option been currently exercisable or payable, (iii) adjust the terms of the Option in a manner determined by the Committee to reflect the change in control,
(iv) cause the Option to be assumed, or new rights substituted therefor, by another entity, or (v) make such other provision as the Committee may consider equitable and in the best interests of the Company.

         AMENDED AND RESTATED as of September 20, 2000.

                                                ZIXIT CORPORATION


                                                By: /s/ RONALD A. WOESSNER
                                                    ----------------------

                                                Its: V.P.
                                                    ----------------------


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